UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2026

Evolution Metals & Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4040 NE 2nd Ave, Ste 348

Miami, Florida 33137

(Address and zip code of principal executive offices)

561-225-3205

(Registrant’s telephone number, including area code)

Welsbach Technology Metals Acquisition Corp.

4422 N. Ravenswood Ave #1025

Chicago, Illinois 60640

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act ofs 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 11, 2026, Evolution Metals & Technologies Corp. (“EMAT”) made available an investor presentation (the “Presentation”). A copy of the Presentation is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.12 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act”, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this report in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the investor presentation furnished as Exhibit 99.1, contains forward-looking statements within the meaning of the federal securities laws, including within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of EMAT and may include, without limitation, statements regarding EMAT’s strategy, business plans, growth opportunities, projected financial information, expected production capacities, anticipated market demand, regulatory developments, and other future events or conditions. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “plan,” “project,” “target,” “forecast,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, EMAT’s ability to execute its business plan, obtain financing, construct and scale facilities, secure feedstock and offtake agreements, obtain necessary permits and regulatory approvals, manage supply chain disruptions, respond to competitive pressures, address geopolitical and macroeconomic risks, and other risks described in EMAT’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. EMAT undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K, including the investor presentation furnished as Exhibit 99.1, is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities will be made only by means of a prospectus or other offering documents filed with, or furnished to, the SEC, and investors should review such materials carefully before making any investment decision. This Current Report does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire in evaluating EMAT or its securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Presentation of Evolution Metals & Technologies Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2026

Evolution Metals & Technologies Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Financial Officer and Chief Operating Officer

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